Exhibit 99
FORM 4 JOINT FILER INFORMATION

Name of
“Reporting Persons”:	InterWest Partners IX, L.P. (“IW9”)
InterWest Management Partners IX, LLC (“IMP9”)

Harvey B. Cash
Philip T. Gianos
W. Stephen Holmes
Gilbert H. Kliman
Arnold L. Oronsky
Thomas L. Rosch
Michael B. Sweeney
Michael D. Boich
Bruce A. Cleveland
Christopher B. Ehrlich
Linda S. Grais
Nina Kjellson
H. Ronald Nash
Khaled A. Nasr
Douglas A. Pepper
Victor A. Westerlind

Address:	2710 Sand Hill Road, Second Floor Menlo Park, CA 94025

Designated Filer:	InterWest Partners IX, L.P.

Issuer and Ticker Symbol:	EnteroMedics Inc. (ETRM)

Date of Event:	November 20, 2007
Each of the following is a Joint Filer with InterWest Partners IX L.P. (“IW9”) and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:
InterWest Management Partners IX, LLC (“IMP9”) is the general partner of IW9 and has sole voting and investment control over the shares owned by IW9. Harvey B. Cash, Philip T. Gianos, W. Stephen Holmes, Gilbert H. Kliman, Arnold L. Oronsky, Thomas L. Rosch, and Michael B. Sweeney are Managing Directors of IMP9 and Michael D. Boich, Bruce A. Cleveland, Christopher B. Ehrlich, Linda S. Grais, Nina Kjellson, H. Ronald Nash, Khaled A. Nasr, Douglas A. Pepper, and Victor A. Westerlind are Venture Members of IMP9. Ellen Koskinas, a Venture Member of IMP9 is also a Director of the Issuer, and has filed a separate Form 4 in her own name.
All Reporting Persons disclaim beneficial ownership of shares of EnteroMedics Inc. stock held by IW9, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1934, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

1.

Exhibit 99
Each of the Reporting Persons listed above has designated InterWest Partners IX, L.P. as its designated filer of Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder. Each Reporting Person has appointed InterWest Management Partners IX, LLC as its attorney in fact for the purpose of making reports relating to transaction in EnteroMedics Inc. Common Stock.

InterWest Management Partners IX, L.L.C.		Thomas L. Rosch, an individual
		By:	InterWest Management Partners IX, LLC,
as Attorney-in-Fact
By:	/s/ Gilbert H. Kliman	By:	/s/ Karen A. Wilson

	Gilbert H. Kliman, Managing Director		Karen A. Wilson, Power of Attorney

InterWest Partners IX, LP		Michael B. Sweeney, an individual
		By:	InterWest Management Partners IX, LLC,
By:	InterWest Management Partners IX, LLC Its General Partner		as Attorney-in-Fact

By:	/s/ Gilbert H. Kliman	By:	/s/ Karen A. Wilson

	Gilbert H. Kliman, Managing Director		Karen A. Wilson, Power of Attorney

Harvey B. Cash, an individual		Michael D. Boich, an individual
By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact	By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson	By:	/s/ Karen A. Wilson

	Karen A. Wilson, Power of Attorney		Karen A. Wilson, Power of Attorney

Philip T. Gianos, an individual		Bruce A. Cleveland, an individual
By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact	By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson	By:	/s/ Karen A. Wilson

	Karen A. Wilson, Power of Attorney		Karen A. Wilson, Power of Attorney

W. Stephen Holmes, an individual		Christopher B. Ehrlich, an individual
By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact	By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson	By:	/s/ Karen A. Wilson

	Karen A. Wilson, Power of Attorney		Karen A. Wilson, Power of Attorney

Gilbert H. Kliman, an individual		Linda S. Grais, an individual
By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact	By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson	By:	/s/ Karen A. Wilson

	Karen A. Wilson, Power of Attorney		Karen A. Wilson, Power of Attorney

Arnold L. Oronsky, an individual		Nina Kjellson, an individual
By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact	By:	InterWest Management Partners IX, LLC, as Attorney-in-Fact

By:	/s/ Karen A. Wilson	By:	/s/ Karen A. Wilson

	Karen A. Wilson, Power of Attorney		Karen A. Wilson, Power of Attorney

2.

Exhibit 99

H. Ronald Nash, an individual
By:	InterWest Management Partners IX, LLC,
as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Khaled A. Nasr, an individual
By:	InterWest Management Partners IX, LLC,
as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Douglas A. Pepper, an individual
By:	InterWest Management Partners IX, LLC,
as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

Victor A. Westerlind, an individual
By:	InterWest Management Partners IX, LLC,
as Attorney-in-Fact

By:	/s/ Karen A. Wilson

Karen A. Wilson, Power of Attorney

3.